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                                                                EXHIBIT 10-i-2


                               SECOND AMENDMENT
                                      TO
                             NORDSON CORPORATION
                    EXCESS DEFINED BENEFIT RETIREMENT PLAN


          The Nordson Corporation Excess Defined Benefit

Retirement Plan (hereinafter referred to as the "Plan"), as

originally established for the benefit of certain designated salaried employees effective as of November 1, 1985, and as

amended on one subsequent occasion, is hereby further amended,

effective upon execution hereof, to add new Section 2.4 as

follows:


            2.4 VESTING OF BENEFITS. Notwithstanding any provision of the Plan other than Section 6.6 to the contrary, the excess pension benefit of each eligible Employee determined as if he were to terminate employment on December 31, 1993, shall be fully vested and nonforfeitable on December 31, 1993.


          EXECUTED at Westlake, Ohio this ______ day of ________, 1993.



                              NORDSON CORPORATION


          by __________________________

          Title _______________________